EXHIBIT 17

                                  FORM OF PROXY

                                                YOUR VOTE IS IMPORTANT!

                                                  VOTE TODAY BY MAIL,
                                           TOUCH-TONE PHONE OR THE INTERNET
                                           CALL TOLL FREE 1-888-221-0697 OR
                                           LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX *** Please fold and detach card at perforation before mailing.

AARP DIVERSIFIED GROWTH PORTFOLIO

PROXY             SPECIAL MEETING OF SHAREHOLDERS - JULY 11, 2000


         The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on July 11, 2000, at 2:00 p.m., Eastern time, and at any adjournments thereof.

                                        PLEASE  SIGN AND RETURN  PROMPTLY IN THE
                                        ENCLOSED   ENVELOPE.   NO   POSTAGE   IS
                                        REQUIRED.

                                        Dated ____________________________,2000

                                        PLEASE  SIGN  EXACTLY  AS  YOUR  NAME OR
                                        NAMES   APPEAR.   WHEN   SIGNING  AS  AN
                                        ATTORNEY,    EXECUTOR,    ADMINISTRATOR,
                                        TRUSTEE OR  GUARDIAN,  PLEASE  GIVE YOUR
                                        FULL TITLE AS SUCH.

                                        ----------------------------------------
                [NAME] [ADDRESS]

                                        ----------------------------------------
                                                 SIGNATURE(S) OF SHAREHOLDER(S)

                                                YOUR VOTE IS IMPORTANT!
                                                  VOTE TODAY BY MAIL,
                                           TOUCH-TONE PHONE OR THE INTERNET
                                           CALL TOLL FREE 1-888-221-0697 OR
                                          LOG ON TO WWW.PROXYWEB.COM/XXXXX

                Please fold and detach card at perforation before
                                    mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted for approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE --- PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                              FOR ALL        WITHHOLD
                                              NOMINEES       AUTHORITY TO
                                              LISTED         VOTE FOR ALL
                                              (EXCEPT AS     NOMINEES LISTED
                                              NOTED IN
                                              SPACE
                                              PROVIDED)
PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:

(01) Henry P. Becton,  Jr. (02) Linda C.
Coughlin (03)  Dawn-Marie  Driscoll (04)
Edgar R.  Fiedler (05) Keith R. Fox (06)
Joan  Edelman  Spero  (07) Jean  Gleason
Stromberg   (08)  Jean  C.  Tempel  (09)
Steven   Zaleznick

INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO
VOTE FOR ANY INDIVIDUAL  NOMINEE,  WRITE
THE  NAME(S)  ON  THE  LINE  IMMEDIATELY
BELOW.

-----------------------------------------

PROPOSAL 2                                    FOR         AGAINST        ABSTAIN
----------

To  approve  an  Agreement  and  Plan of
Reorganization  for the Fund whereby all
or  substantially  all of the assets and
liabilities   of  the   Fund   would  be
acquired  by  Scudder   Pathway  Series:
Growth  Portfolio in exchange for shares
of the AARP  Shares  class of  shares of
Scudder    Pathway    Series:     Growth
Portfolio. PROPOSAL 3

To    ratify    the     selection     of
PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

THE  PROXIES ARE  AUTHORIZED  TO VOTE IN
THEIR  DISCRETION ON ANY OTHER  BUSINESS
WHICH  MAY  PROPERLY   COME  BEFORE  THE
MEETING AND ANY ADJOURNMENTS THEREOF.

                           PLEASE SIGN ON REVERSE SIDE